Exhibit 10.1

AMENDMENT TO MASTER CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT TO MASTER CREDIT AND SECURITY AGREEMENT  (this “Amendment”) is made effective as of December 1, 2014  (the “Effective Date”), by and among PEAK RESORTS, INC., a Missouri corporation, MOUNT SNOW, LTD., a Vermont corporation, SYCAMORE LAKE, INC., an Ohio corporation, BRANDYWINE SKI RESORT, INC.,  an Ohio corporation, BOSTON MILLS SKI RESORT, INC.,  an Ohio corporation, DELTRECS, INC.,  an Ohio corporation and JFBB SKI AREAS, INC., a Missouri corporation  (collectively, “Borrowers”), and EPT SKI PROPERTIES, INC., a Delaware corporation, and EPT MOUNT SNOW, INC., a Delaware corporation (collectively, “Lender”).

RECITALS:

A.Borrowers and Lender entered into that certain Master Credit and Security Agreement, dated December 1, 2014 (the “Agreement”); and

B.Borrowers and Lender desire to amend the Agreement to change the calculation of the Consolidated Fixed Charge Coverage Ratio.

NOW, THEREFORE, in consideration of mutual covenants and conditions set forth herein, and other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, Borrowers and Lender agree to amend the Agreement as follows:

1.Definitions; Effect of Amendment; Recitals.  All capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Agreement.  If any of the terms and conditions of this Amendment conflict with the terms and conditions of the Agreement, then the terms and conditions of this Amendment shall govern.  The foregoing Recitals are hereby incorporated into this Amendment as if fully set forth below.

2.Amendment to the Agreement.

a) Annex I to Credit and Security Agreement – Definitions.  Annex I to the Agreement is hereby amended by deleting the definition of "Consolidated Fixed Charge Coverage Ratio" therein and replacing it with the following:

"'Consolidated Fixed Charge Coverage Ratio' means, with respect to a Person, for any Testing Period, the ratio of: (a) the sum of, without duplication, for such Testing Period, (i) the Consolidated EBITDA of such Person and its consolidated Subsidiaries, plus (ii) lease payments by the Borrowers under the Mad River Lease, and (b) the sum of, without duplication, for such Testing Period, (i) the Consolidated Interest Expense of such Person and its consolidated Subsidiaries, plus (ii) all scheduled principal payments (excluding any mandatory prepayments of Indebtedness) of such Person and its consolidated Subsidiaries made during such Testing Period on Indebtedness for Borrowed Money, as determined on a consolidated basis in accordance with GAAP, plus (iii) payments under Capitalized Leases."

3.Counterparts.  This Amendment may be executed at different times and in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by electronic mail or portable document format (pdf) shall be as effective as delivery of a manually executed counterpart of this Amendment.  In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

4. Entire Agreement. As of the Effective Date, all references in the Agreement to the “Agreement,” shall mean and refer to the Agreement, as amended by this Amendment.  The Agreement, as so amended, constitutes the entire agreement between Borrowers and Lender, and any other prior written or oral understandings or representations of any kind shall not be deemed binding upon either Borrowers or Lender except to the extent reflected in the express terms of the Agreement, as so amended.

5.Not a Novation.  This Amendment constitutes an amendment of the Agreement and not a novation thereof.

6. No Oral Modifications.  This Amendment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrowers or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought

7.Representations and Warranties.  Borrowers hereby represent and warrant that (i) it and the undersigned Guarantor have the authority to enter into and consent to this Amendment and, upon execution by Borrowers,  this Amendment shall be an enforceable obligation of Borrowers; and (ii) to Borrower’s knowledge, no default or event of default currently exists under the Loan Documents.

8.No Impairment.  Nothing in this Amendment shall be deemed to or shall in any manner prejudice or impair the Loan Documents.  This Amendment shall not be deemed to be nor shall it constitute any alteration, waiver, annulment or variation of the liens and encumbrances of the Loan Documents, or the terms and conditions of or any rights, powers, or remedies under the Loan Documents, except as expressly set forth herein.

9.Successors and Assigns.  This Amendment shall inure to the benefit of, and be binding upon Borrowers and Lender, and their respective successors and assigns.

10.Affirmation of the Agreement.  All other terms and provisions of the Agreement that are not specifically modified by this Amendment shall remain in full force and effect, unmodified by the terms of this Amendment.

11.No Other Modifications; Ratification of Loan Documents.  Except as expressly set forth herein, or necessary to incorporate the modifications and amendments herein, all the terms and conditions of the Loan Documents shall remain unmodified and in full force and effect, and Borrowers and the consenting Guarantor confirm and ratify all such documents and agree to perform and comply with the terms and conditions of the Loan Documents, as modified herein.

12.Further Assurance. Borrowers agree to execute such other and further documents and instruments as Lender may request to implement the provisions of this Amendment and to perfect and protect the liens and security interests created by the Loan Documents.

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[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, Borrowers and Lender have caused this Amendment to be duly executed.

BORROWERS:

PEAK RESORTS, INC. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President	JFBB SKI AREAS, INC. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President
BOSTON MILLS SKI RESORT, INC. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President	BRANDYWINE SKI RESORT, INC. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President
DELTRECS, INC. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President	MOUNT SNOW, LTD. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President
SYCAMORE LAKE, INC. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President

IN WITNESS WHEREOF, Borrowers and Lender have caused this Amendment to be duly executed.

LENDER:

EPT SKI PROPERTIES, INC. By: /s/ Gregory K. Silvers Print: Gregory K. Silvers Title: Vice President	EPT MOUNT SNOW, INC. By: /s/ Gregory K. Silvers Print: Gregory K. Silvers Title: Vice President

GUARANTOR'S CONSENT

The undersigned Guarantor of the Loans hereby (i) acknowledges and consents to the terms of this Amendment, (ii) reaffirms the full force and effect of its respective Guaranty as of the day and year first above written, (iii) agrees that the Guaranty guarantees repayment of the Debt, as defined in the Guaranty, as such obligations and liabilities have been modified pursuant to this Amendment.

/s/ Stephen J. Mueller Stephen J. Mueller Vice President
PEAK RESORTS, INC. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President	JFBB SKI AREAS, INC. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President
MAD RIVER MOUNTAIN, INC. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President	S N H DEVELOPMENT, INC. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President
L.B.O. HOLDING, INC. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President	MOUNT SNOW, LTD. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President
SYCAMORE LAKE, INC. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President	HIDDEN VALLEY GOLF AND SKI, INC. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President
SNOW CREEK, INC. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President	PAOLI PEAKS, INC. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President
DELTRECS, INC. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President	BRANDYWINE SKI RESORT, INC. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President
BOSTON MILLS SKI RESORT, INC. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President	WC ACQUISITION CORP. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President
RESORT HOLDINGS, L.L.C. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President	BLC OPERATORS, INC. By: /s/ Stephen J. Mueller Print: Stephen J. Mueller Title: Vice President